UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 9, 2022, the Audit Committee of DSS, Inc. (the “Company”) resolved that the Company’s previously issued financial statements, contained within its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, should no longer be relied upon due to errors in such financial statements. Therefore, a restatement of these prior financial statements is required. Accordingly, the Company intends to restate the aforementioned financial statements by amending its annual report on Form 10-K for the fiscal year ended December 31, 2021 as soon as reasonably practicable.

It was discovered during the Company’s June 2022 closing procedures that Premier Packaging Corporation, Inc.’s, a wholly owned subsidiary of the Company, inventory as of December 31, 2021 was overstated by approximately $2,119,000. The overstatement was not addressed in the Quarterly Report on Form 10-Q for the period ended March 31, 2022. The error occurred due to unintentional errors made when converting the inventory quantities into the unit of measure in the Company’s ERP system. As a result, the Company has implemented new measures to ensure that this type of error does not occur again.

The Company’s management discussed the matters disclosed in this Item 4.02 with Turner, Stone & Company L.L.P., (“Turner Stone”), the Company’s independent registered public accounting firm.

The information in this Item 4.02 is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

August 12, 2022	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer